Exhibit 99.1

Builders FirstSource Announces Transfer to the New York Stock Exchange

DALLAS – July 6, 2021 – Builders FirstSource, Inc. (Nasdaq: BLDR) (“Builders FirstSource” or the “Company”), today announced that it will transfer the listing of its common stock from the Nasdaq Stock Market to the New York Stock Exchange (“NYSE”). Builders FirstSource expects to commence trading as a NYSE-listed company at market open on July 19, 2021. The Company’s common stock will continue trading under the ticker symbol “BLDR” after the transfer.

“With the merger of Builders FirstSource and BMC creating the nation’s premier supplier of building materials and services, we felt it was important for our Company to be listed on the NYSE, which is the preferred exchange for our industry,” said Dave Flitman, President and Chief Executive Officer of Builders FirstSource. “The NYSE has a long and established history of listing some of the most respected brands in the world, and as we continue to grow our business, we are excited to be affiliated with this flagship institution.”

“We are thrilled to welcome the largest U.S. supplier of building products, Builders FirstSource, as it transfers its listing to the NYSE,” said John Tuttle, Vice Chairman and Chief Commercial Officer, NYSE Group.

About Builders FirstSource

Headquartered in Dallas, Texas, Builders FirstSource is the largest U.S. supplier of building products, prefabricated components, and value-added services to the professional market segment for new residential construction and repair and remodeling. We provide customers an integrated homebuilding solution, offering manufacturing, supply, delivery and installation of a full range of structural and related building products. We operate in 40 states with approximately 550 locations and service customers in 48 of the top 50 Metropolitan Statistical Areas, providing geographic diversity and balanced end market exposure. We service customers from strategically located distribution and manufacturing facilities (certain of which are co-located) that produce value-added products such as roof and floor trusses, wall panels, stairs, vinyl windows, custom millwork and pre-hung doors. Builders FirstSource also distributes dimensional lumber and lumber sheet goods, millwork, windows, interior and exterior doors, and other building products. For more information about Builders FirstSource, visit the Company’s website at www.bldr.com.

Forward-Looking Statements

Statements in this news release and the schedules hereto that are not purely historical facts or that necessarily depend upon future events, including statements about expected market share gains, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, synergies, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. As with the forward-looking statements included in this release, these forward-looking statements are by nature inherently uncertain, and actual results may differ materially as a result of many factors. All forward-looking statements are based upon information available to Builders FirstSource, Inc. on the date this release was submitted. Builders FirstSource, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the recent novel coronavirus disease 2019 (also known as “COVID-19”) pandemic, the Company’s merger with BMC, the Company’s growth strategies, including gaining market share, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices and the economy. Builders FirstSource, Inc. may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource, Inc.’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and in the other reports filed by the Company with the SEC. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

Investor Contact

Michael Neese

SVP, Investor Relations

Builders FirstSource, Inc.

(214) 765-3804

Media Contact

ICR for Builders FirstSource

bldr@icrinc.com

Source: Builders FirstSource, Inc.